                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported) - May 2, 2007

                                HEALTHSPORT, INC.
                                -----------------
             (Exact name of registrant as specified in its charter)

          Delaware                      0-23100                  22-2649848
          --------                      -------                  ----------
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              file number)            Identification No.)


                  7633 E 63rd Place, Suite 220, Tulsa, OK 74133
                  ---------------------------------------------
                    (Address of principal executive offices)

                                 (877) 570-4776
                                 --------------
                          Registrant's telephone number



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5: CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02: DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
           COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On May 2, 2007, Ross E. Silvey, 78, retired from his position as Director of HealthSport, Inc. Dr. Silvey will remain as Acting Chief Financial Officer of the Company. There were no disagreements between the Company and Dr. Silvey relating to the Company's operations, policies or practice. On May 2, 2007, Michael D. Pruitt was appointed as an Independent Director to replace Dr. Silvey and will become a member of the audit committee. Mr. Pruitt has had no transactions with the Company within the past two years.

Michael Pruitt, 46, is a long-time entrepreneur with a proven track record, possessing the expertise to evaluate potential investments, form key relationships and recognize a strong management team. Mr. Pruitt founded Avenel Financial Group, a boutique financial services firm concentrating on emerging technology company investments. The business succeeded immediately, and in order to grow Avenel Financial Group to its full potential and better represent the company's ongoing business model, he formed Avenel Ventures, an innovative technology investment and business development company. In the late 1980s, Mr. Pruitt owned Southern Cartridge, Inc., which he eventually sold to MicroMagnetic, Inc., where he continued working as Executive Vice President and a Board member until Southern Cartridge was sold to Carolina Ribbon in 1992. From 1992 to 1996, Mr. Pruitt worked in a trucking firm where he was instrumental in increasing revenues from $6 million to $30 million. The firm was sold in 1996 to Priority Freight Systems. Between 1997 and 2000, Mr. Pruitt assisted several public and private companies in raising capital, recruiting management and preparing companies to go public or be sold. He was the CEO, President and Chairman of the Board of Onetravel Holdings, Inc. (formerly RCG Companies), a publicly traded holding company formerly listed on the AMEX. Mr. Pruitt received a Bachelor of Arts degree from Coastal Carolina University in Conway, South Carolina, where he sits on the Board of Visitors of the Wall School of Business. He is also Managing Director of Cain Capital Advisors. Mr. Pruitt is currently CEO and director of Chanticleer Holdings, Inc. (CEEH.OB), a business development company under the Investment Company Act of 1940.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                        HEALTHSPORT, INC.



                                        BY /S/ Daniel J. Kelly
                                           -------------------------------------
                                        DANIEL J. KELLY, CHIEF EXECUTIVE OFFICER


DATE:   MAY 8, 2007